GPRE

Green Plains Renewable Energy, Inc.

June 23, 2006

Forward Looking Statements

The financial projections contained in this presentation contain forward-looking statements. These projections have been prepared by the Management of the Company and represent its estimate of possible future results of the Company's operations. The assumptions make predictions of future events, which may or may not occur. Therefore, they should not be relied upon to indicate the actual results that will be attained. Investors should carefully consider the financial projections and related assumptions, and other information concerning the data therein. The Company believes that the underlying assumptions provide a reasonable basis for the forecasts. However, unanticipated events and circumstances may occur subsequent to the dates of the financial projections which could cause actual events to vary dramatically from our assumptions. In addition, the forward-looking statements involve risks and uncertainties, including all of the risks outlined in our Registration Statement, our Annual Report, and other documents we have filed with the SEC. Accordingly, the actual results achieved during the forecasted periods may vary from the financial projections, and the variations may be material.

Rule 433

"The issuer has filed a registration statement (including a prospectus) with the SEC (File No. 333-134016) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-246-2938."

Mission Statement

To establish a significant presence in the growing U.S. ethanol market and expand to other regions.

Company Overview

- Publicly traded on NASDAQ Capital Market and the American Stock Exchange (Ticker: GPRE)
  - Approximately 5.2 million shares outstanding on a fully-diluted basis
- Presently building a 50 million-gallon-per-year ("MGY") ethanol plant In Shenandoah, Iowa
  - Operations expected to commence in April 2007
  - Expected to produce approximately 160,000 tons annually of animal feed or Distiller Dried Grains Solubles ("DDGS")
- Purchased land In Superior, Iowa, as site for second 50 MGY plant
- Future expansion
  - Have Options to purchase land In Atlantic, Iowa, Sloan, Iowa, Anita, Iowa and Wadena, MN for additional plants
  - Flexible plant design enables future capacity increases
  - Current discussions with other operating ethanol plants regarding strategic relationships

Shenandoah Site



Shenandoah Site (continued)



Shenandoah Site (continued)



Shenandoah Site (continued)

GPRE
Green Plains Renewable Energy, Inc.



Ethanol: A Cleaner Source of Energy



Gasoline
Ethanol

What is Ethanol?

- Type of alcohol produced in the U.S. is made principally from corn
- Although ethanol is a primary fuel source - in the U.S. it is used principally as a gasoline blend component that serves as an octane enhancer, a clean air additive and a renewable fuel resource. However, we expect this to change in the future, as E-85 becomes more available
  - Contains 35% oxygen by weight
  - Octane rating of 113
- A blend component in the U.S. gasoline fuel market, which was approximately 143 billion gallons in 2005, according to the US Energy Information Administration ("EIA")
- One bushel of corn yields:
  - 2.8 to 2.9 gallons of ethanol
  - 18 lbs of DDSG (by-product sold as animal feed)
  - 16 lbs of carbon dioxide

Ethanol Growth Drivers

- According to the Renewable Fuels Association ("RFA"), approximately 4.0 billion gallons of ethanol were produced in the U.S. in 2005
  - Represents approximately 3% of the U.S. gasoline supply
- Refiners and marketers blend ethanol with gasoline to increase octane and reduce tailpipe emissions
- According to the U.S. Department of Energy, refiners typically blend ethanol at 5.7% to 10% by volume in over 30% of the U.S. gasoline fuel supply today
  - Increased ethanol penetration of the U.S. gasoline fuel supply is expected
  - Blends of up to 10% are approved for use under warranties of all major motor vehicle manufacturers
  - Ethanol is the primary blend component for E85, a fuel blend composed of up to 85% ethanol
    - Though less than 1% of the U.S. gasoline supply in 2005, approximately six million vehicles today are flexible fuel vehicles ("FFVs") and the number is expected to grow in the future
    - All major manufacturers of power equipment, motorcycles, snowmobiles and outboard motors permit the use of ethanol blends in their products

Ethanol Growth Drivers (continued)

GPRE Green Plains Renewable Energy, Inc.

U.S. production has grown at a compounded annual rate of approximately 20% from 2000 to 2005. Continued growth is expected due to the following factors:

- **Replacement of MTBE.** As a result of health and environmental concerns, 25 states, including CA, IL, IN, MI, NJ, NY and OH, have banned or significantly limited the use of methyl tertiary-butyl ether ("MTBE")
  - Shortage of octane and clean-blend components created as refiners phase out MTBE
- **Legislative and government policy support.** The Energy Policy Act of 2005 mandates a baseline use of renewable fuels, such as ethanol, by petroleum producers commencing at 4.0 billion gallons per year ("BGY") in 2006 and increasing to 7.5 BGY by 2012
  - RFA estimates current ethanol production capacity of 4.5 BGY
  - State and Federal tax incentives
- **Shortage of domestic petroleum refining capacity**. According to the EIA, while domestic petroleum refining capacity has decreased approximately 5% from 1980 to 2005, domestic demand has increased 21% over the same period
  - The EIA expects growth in petroleum refining capacity to average 1.3% per year until 2025, with demand for refined petroleum products growing at 1.5% per year over the same period
  - Because it is blended with gasoline after the refining process, ethanol directly increases domestic fuel supplies
- **Favorable production economics.** Cost of producing a gallon of ethanol currently is significantly lower than the cost incurred by refiners to produce a gallon of gasoline

Tax Incentives

- Iowa investment tax credit
  - 10% investment tax credit on eligible capital investments
  - Capital expenditures on each plant estimated between $56.6 - $68.3 million
    - Potential state tax credit between $5.6 - $6.8 million per plant
    - Credit can be carried forward up to seven years
- Federal tax incentives
  - 60 MGY plants or less receive a $0.10 per gallon income tax credit up to 15 million gallons through 2010
  - Potential $1.5 million Federal tax credit per plant through 2010
  - Once GPRE (including subsidiaries) acquires capacity in excess of 60 MGY it will no longer qualify for this credit.

Strategy

To achieve a leading market position in the U.S. renewable fuels industry our strategy includes:

- **Add low-cost production capacity.** Leverage proven facility design, incorporate technology improvements and continue to locate facilities with direct or indirect access to multiple rail carriers
- **Utilize local corn supply.** Establish corn supply agreements with local farmers to ensure adequate supply of corn at the lowest possible price and minimize the potential for supply disruptions.
- **Expand market demand for ethanol.** Create additional demand by working with refiners and blenders to introduce ethanol into new markets
- **Pursue potential acquisition opportunities.** Evaluate opportunities to acquire additional ethanol production, storage or distribution facilities and related infrastructure

Dry Mill Ethanol Process Overview


Whole Corn
Hammer Mill
Slurry Tank
Water Sources
Jet Cooker
Liquefaction
Enzymes
Mash Cooling
CO_2
Fermentation
Yeast
5% Gasoline
200 Proof Denatured Ethanol Final Product
200 Proof Ethanol
Molecular Sieves
190 Proof Ethanol
Beer
Distillation System
DDGS Final Product
Drum Dryer
Wet Grain
Syrup
Evaporators
Thin Stillage
Centrifuge
Whole Stillage
Condensate

Typical Plant Design



Expanded Plant Design



Management and Board

- Barry Ellsworth – President/CEO/Chairman
- Dan Christensen – Treasurer/Secretary/CFO/Director
- Brian Peterson – Executive Vice President/Director
- Allen Sievertsen – General Manager
- Bob Vavra – Director/President of Audit Committee
- Wayne Hoovestol – Director
- David A. Hart – Director
- Steve Nicholson – Director
- Hersch Patton – Director

Summary

- Ethanol is an environmentally-friendly alternative fuel
- Demand for ethanol expected to continue strong growth
  - MTBE replacement and shortage of domestic refining capacity
  - Strong government support
  - Favorable production economics
- Presently building a 50 MGY ethanol plant to meet rapidly increasing demand
  - Production expected to begin April 2007
  - Second and third plants planned and expected to break ground later this year
- GPRE is developing an efficient ethanol production model with local corn supply arrangements to minimize cost
- Strong board and management